American Airlines, Inc.
3219-08   Page 3

3219-08

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:                      Open Configuration Matters

Reference:	Purchase Agreement 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Aircraft Configuration.

           1.1           Initial Configuration.  The initial configuration of Customer's Model 787-923 Aircraft has been defined by Detail Specification 787B1-4102-Rev B, July 9, 2007 as described in Article 1 and Exhibit A of the Purchase Agreement (the Aircraft Configuration). [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2           Final Configuration Schedule.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219 80111
Open_Configuration_Matters Rev.: 12/17/03
BOEING PROPRIETARY

American Airlines, Inc.
3219-08   Page 3

2.           Effect on Purchase Agreement.

2.1           Basic Specification.  Changes applicable to the basic Model 787-9 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the final configuration review described in paragraph 1.2 above will be incorporated into the Aircraft Configuration by written amendment.

2.2           Exhibit A.  The effects of all Options, which are mutually agreed upon between Boeing and Customer for incorporation into the Aircraft Configuration will be incorporated into Exhibit A of the Purchase Agreement by written amendment.

2.3           Performance Guarantees. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4           Price Adjustments.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 3219
Open_Configuration_Matters Rev.: 12/17/03
BOEING PROPRIETARY

American Airlines, Inc.
3219-08   Page 3

3.           Purchase Agreement Amendment.

Within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. after reaching agreement as to the final Aircraft Configuration, Boeing will provide Customer an amendment to the Purchase Agreement reflecting the effects of the configuration changes agreed to by the parties.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219
Open_Configuration_Matters Rev.: 12/17/03
BOEING PROPRIETARY